Exhibit 23.1
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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-38176) pertaining to Amcast Industrial Corporation 401(k) Salary Deferral Plan of our report dated June 8, 2001 with respect to the financial statements and schedules of Amcast Industrial Corporation 401(k) Salary Deferral Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.

                                                    /s/ Battelle & Battelle LLP

Dayton, Ohio
June 8, 2001